SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 28, 2004

deCODE genetics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sturlugata 8, IS-101 Reykjavík, Iceland
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits

(c)            Exhibits

99.1                           Press Release issued April 28, 2004 (furnished and not filed)

Item 12.       Results of Operations and Financial Condition

On April 28, 2004, deCODE genetics, Inc. issued a press release (the “Release”) containing financial information regarding its results of operations and financial condition for the quarter ended March 31, 2004.  Exhibit 99.1 hereto, which is being furnished and not filed herewith, contains the text of the Release.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ Kari Stefansson
Kari Stefansson,
President, Chief Executive Officer

Dated: April 30, 2004